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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


            The undersigned directors of Magna Entertainment Corp. (the "Corporation") hereby appoint Jim McAlpine, President and Chief Executive Officer, Graham J. Orr, Executive Vice-President and Chief Financial Officer and Gary M. Cohn, Vice-President, Special Projects and Secretary as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the offering of securities by the Corporation.

This Power of Attorney automatically ends upon the termination of Mr. McAlpine's, Mr. Orr's and Mr. Cohn's service with the Corporation.

In witness whereof, the undersigned have executed this Power of Attorney on this 31st day of August, 2001.


/s/ JERRY D. CAMPBELL                           /s/ WILLIAM G. DAVIS
---------------------------                     ---------------------------
Jerry D. Campbell                               William G. Davis


/s/ PETER M. GEORGE                             /s/ JOSEPH W. HARPER
---------------------------                     ---------------------------
Peter M. George                                 Joseph W. Harper


/s/ J. TERRENCE LANNI                           /s/ F. JACK LIEBAU
---------------------------                     ---------------------------
J. Terrence Lanni                               F. Jack Liebau


/s/ EDWARD C. LUMLEY                            /s/ JIM MCALPINE
---------------------------                     ---------------------------
Edward C. Lumley                                Jim McAlpine


/s/ JAMES NICOL                                 /s/ GINO RONCELLI
---------------------------                     ---------------------------
James Nicol                                     Gino Roncelli


/s/ ANDREW STRONACH                             /s/ FRANK STRONACH
---------------------------                     ---------------------------
Andrew Stronach                                 Frank Stronach


/s/ RONALD J. VOLKMAN                           /s/ JOHN C. YORK II
---------------------------                     ---------------------------
Ronald J. Volkman                               John C. York II